                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2004

                             R. G. BARRY CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Ohio                         1-8769                        31-4362899
----------------              -----------------              ------------------
(State or other               (Commission File               (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
                           --------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                           ---------------------------
                         (Former name or former address,
                          if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On March 29, 2004, R.G. Barry Corporation (the "Company") entered into a new financing agreement (the "CIT Facility") with The CIT Group/Commercial Services, Inc. ("CIT"). See description in Item 5 below of the CIT Facility. The Company's obligations under the CIT Facility are secured by a first priority lien and mortgage on substantially all of the Company's assets, including accounts receivable, inventory, intangibles, equipment, intellectual property and real estate. In addition, the Company has granted to CIT a pledge of the stock in its wholly-owned U.S. subsidiaries. These subsidiaries have guaranteed the Company's obligations under the CIT Facility. For additional information on the CIT Facility, see Item 5. Other Events and Regulation FD Disclosure below.

         The foregoing summary does not purport to be complete and is qualified in its entirety by reference to (a) the discussion in Item 5 of this Report and
(b)(i) the Factoring Agreement dated March 29, 2004, between the Company and CIT attached as Exhibit 4.1 (the "Factoring Agreement"), (ii) the Letter of Credit Agreement dated March 29, 2004, between the Company and CIT attached as Exhibit
4.2 (the "Letter of Credit Agreement"), (iii) the Grant of Security Interest in Patents, Trademarks and Licenses dated March 29, 2004, between the Company and CIT attached as Exhibit 4.3 (the "IP Security Interest"), (iv) the Equipment Security Agreement dated March 29, 2004, between the Company and CIT attached as
Exhibit 4.4 (the "Equipment Agreement"), and (v) the Inventory Security Agreement dated March 29, 2004, between the Company and CIT attached as Exhibit
4.5 (the "Inventory Agreement"), all of which are incorporated herein by reference.

         (b)      Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 29, 2004, the Company entered into the CIT Facility with CIT. On March 30, 2004, the Company borrowed under the CIT Facility approximately $10.3 million to repay all outstanding indebtedness, and related charges, under the Revolving Credit Agreement, as amended, with The Huntington National Bank ("Huntington") and that agreement has been terminated. In addition, on that date, the Company borrowed approximately $2.3 million under the CIT Facility to repay all outstanding indebtedness under the Note Agreement, as amended, between the Company and Metropolitan Life Insurance Company ("Metropolitan") and that agreement has been terminated.

         Under the CIT Facility, CIT, in its sole discretion, may advance funds to the Company in a maximum amount equal to the lesser of (i) $35 million or
(ii) a Borrowing Base (as defined in the CIT Facility). The Borrowing Base, which is determined by CIT in its sole discretion, is determined on the basis of a number of factors, including the amount of the Company's eligible accounts receivable and the amount of qualifying inventory, subject to the right of CIT to establish reserves against availability as it deems necessary. The CIT Facility also includes a $3 million subfacility for the issuance of letters of credit that is counted against the maximum borrowing amount discussed above.

         The Company's obligations under the CIT Facility are secured by a first priority lien and mortgage on substantially all of the Company's assets, including accounts receivable, inventory, intangibles, equipment, intellectual property and real estate. In addition, the Company has granted to CIT a pledge of the stock in its U.S. wholly-owned subsidiaries. The subsidiaries have guaranteed the Company's indebtedness under the CIT Facility.

         As part of the CIT Facility, the Company entered into a factoring agreement with CIT, under which CIT will purchase from the Company accounts receivable that meet CIT's eligibility requirements. The purchase price for the accounts is the gross face amount of the account, less factoring fees (discussed below), discounts available to the Company's customers and other allowances.

         The factoring agreement provides for a factoring fee equal to 0.50% of the gross face amount of all accounts receivable factored by CIT, plus certain customary charges. For accounts outside the United States, the Company will pay an additional factoring fee of 1% of the gross face amount. For each 30 day period that an account exceeds 60 days unpaid, the Company must pay an additional fee of 0.25% of the gross face amount. The minimum factoring commission fee per year is $400,000 and if the fees paid throughout the year do not meet this minimum, CIT will charge the Company for the difference. The Company also agreed to pay CIT's expenses incurred in connection with negotiation of the CIT Facility, as well as fees for preparing reports, wire transfers, setting up accounts and other administrative services. The Company is also responsible for any taxes on sales of its products or on transactions between CIT and the Company. Upon entering into the facility, the Company paid to CIT an initial facility set-up fee of $262,500.

         Amounts outstanding under the CIT Facility bear interest at the prime rate as announced by JPMorgan Chase Bank ("Prime Rate") plus 1%. Interest is charged as of the last day of each month, and any change in the Prime Rate will take effect the first month following the change in the Prime Rate. The term of the CIT Facility is for a period of three years.

         The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Factoring Agreement, the Letter of Credit Agreement, the IP Security Interest, the Equipment Agreement and the Inventory Agreement, each of which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b). Not applicable.

         (c).     Exhibits.

Exhibit No.                                  Description
-----------          -----------------------------------------------------------
    4.1              Factoring Agreement dated March 29, 2004, between R.G.
                     Barry Corporation and The CIT Group/Commercial Services,
                     Inc.

    4.2              Letter of Credit Agreement dated March 29, 2004, between
                     R.G. Barry Corporation and The CIT Group/Commercial
                     Services, Inc.

    4.3              Grant of Security Interest in Patents, Trademarks and
                     Licenses dated March 29, 2004, between R.G. Barry
                     Corporation and The CIT Group/Commercial Services, Inc.

    4.4              Equipment Security Agreement dated March 29, 2004, between
                     R.G. Barry Corporation and The CIT Group/Commercial
                     Services, Inc.

    4.5              Inventory Security Agreement dated March 29, 2004, between
                     R.G. Barry Corporation and The CIT Group/Commercial
                     Services, Inc.

    99               News Release issued by R. G. Barry Corporation on March 29,
                     2004

ITEM 9. REGULATION FD DISCLOSURE.

         On March 29, 2004, the Company issued a news release reporting that it had entered into the CIT Facility and that it intended to borrow funds under the CIT Facility to retire all of its outstanding indebtedness to both Huntington and Metropolitan. A copy of the news release is attached as Exhibit 99 hereto and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    R. G. BARRY CORPORATION

Dated: April 1, 2004                By: /s/ Daniel D. Viren
                                        ----------------------------------------
                                        Daniel D. Viren
                                        Senior Vice President - Finance, Chief
                                        Financial Officer, Secretary and
                                        Treasurer

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                              Dated March 29, 2004

                             R. G. Barry Corporation

Exhibit No.                                Description
-----------       --------------------------------------------------------------
    4.1           Factoring Agreement dated March 29, 2004, between R.G. Barry
                  Corporation and The CIT Group/Commercial Services, Inc.

    4.2           Letter of Credit Agreement dated March 29, 2004, between R.G.
                  Barry Corporation and The CIT Group/Commercial Services, Inc.

    4.3           Grant of Security Interest in Patents, Trademarks and
                  Licenses dated March 29, 2004, between R.G. Barry
                  Corporation and The CIT Group/Commercial Services, Inc.

    4.4           Equipment Security Agreement dated March 29, 2004, between
                  R.G. Barry Corporation and The CIT Group/Commercial
                  Services, Inc.

    4.5           Inventory Security Agreement dated March 29, 2004, between
                  R.G. Barry Corporation and  The CIT Group/Commercial
                  Services, Inc.

    99            News Release issued by R. G. Barry Corporation on March 29,
                  2004